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                                                                    EXHIBIT 10.2

                              SECOND AMENDMENT TO
                        EMPLOYEE STOCK OWNERSHIP PLAN OF
                              PRESIDIO OIL COMPANY

                        (Amendment and Third Restatement
                           Effective January 1, 1989)


                                  WITNESSETH:

         WHEREAS, Presidio Oil Company (the "Company") established the Employee Stock Ownership Plan of Presidio Oil Company effective July 1, 1981, which was subsequently restated in its entirety effective January 1, 1989, and amended by that First Amendment to Employee Stock Ownership Plan of Presidio Oil Company (as amended, the "Plan"); and

         WHEREAS, the Company seeks to further amend the Plan in accordance with Section 10.4 thereof to remove references to voluntary contributions.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the Plan is hereby amended as follows:

         1.    Section 2.1 is restated to read as follows:

               "2.1    "Account" shall mean a Participant's Company
         Contribution Account.

         2. Section 5.1 is amended by deleting the third sentence thereof in its entirety.

         3.    Section 5.4 shall be deleted in its entirety.

         4. Section 5.5 shall be renumbered as Section 5.4 and the reference in the second line thereof to the words "and 5.4" shall be deleted.

         5. Section 6.5 shall be amended by restating the first sentence thereof as follows:

               "No distribution from a Participant's Company
         Contributions Account shall be made to a Participant before his normal retirement age without his consent, except upon the death of the Participant."

         6. Section 6.6 shall be amended by deleting the two references to "or Accounts" in the first sentence thereof.





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         7.    Section 7.1 is amended by deleting the second sentence in the first paragraph thereof in its entirety.

         8. Section 7.2(a) is amended by restating the first sentence thereof as follows:

               "Upon termination of a Participant's employment for reasons other than death, disability or retirement, the entire vested balance of his Company Contributions Account shall be paid to him in a lump sum."

         9. Section 7.2(b) is amended by changing any reference therein in respect of "Accounts" to "Account".

         10. Section 14.5 is amended by changing the reference to "5.5" in the second line thereof to "5.4".

         IN WITNESS WHEREOF, this Second Amendment to Employee Stock
Ownership Plan of Presidio Oil Company has been executed to be effective as of January 1, 1989.

ATTEST:                                           PRESIDIO OIL COMPANY


By:/s/ Bruce R. DeBoer                            By:/s/ Robert L. Smith
   -------------------                               -------------------
   Bruce R. DeBoer                                   Robert L. Smith
   Secretary                                         President






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